Schedule of Investments(a)
July 31, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.71%
Airlines–2.61%
Spirit Airlines, Inc.(b)	230,684	$9,787,922
Application Software–4.92%
Nuance Communications, Inc.(b)	1,109,274	18,458,319
Auto Parts & Equipment–3.24%
Delphi Technologies PLC	648,859	12,159,618
Cable & Satellite–4.24%
Liberty Broadband Corp., Class A(b)	162,184	15,924,847
Commodity Chemicals–2.13%
Chemtrade Logistics Income Fund (Canada)	1,045,784	8,003,045
Communications Equipment–4.46%
CommScope Holding Co., Inc.(b)	1,173,828	16,762,264
Consumer Finance–8.05%
Encore Capital Group, Inc.(b)	839,883	30,218,990
Data Processing & Outsourced Services–17.12%
Alliance Data Systems Corp.	66,710	10,468,133
Equiniti Group PLC, REGS (United Kingdom)(c)	6,024,269	15,308,504
Global Payments, Inc.	104,861	17,608,259
Sabre Corp.	888,242	20,882,570
		64,267,466
Diversified Support Services–1.80%
Performant Financial Corp.(b)(d)	5,527,196	6,743,179
Electrical Components & Equipment–4.74%
Regal Beloit Corp.	223,314	17,780,261
Health Care Supplies–5.05%
Cooper Cos., Inc. (The)	56,202	18,962,555
Home Furnishings–3.40%
Tempur Sealy International, Inc.(b)	159,335	12,781,854
Home Improvement Retail–2.29%
Floor & Decor Holdings, Inc., Class A(b)	220,059	8,615,310
Shares		Value
IT Consulting & Other Services–4.93%
Booz Allen Hamilton Holding Corp.	269,212	$18,508,325
Life Sciences Tools & Services–4.58%
Charles River Laboratories International, Inc.(b)	127,827	17,197,845
Office Services & Supplies–4.20%
Interface, Inc.	1,138,818	15,784,017
Oil & Gas Equipment & Services–0.94%
ION Geophysical Corp.(b)	364,693	3,522,934
Oil & Gas Storage & Transportation–4.64%
GasLog Ltd. (Monaco)	1,224,425	17,435,812
Real Estate Services–5.18%
Colliers International Group, Inc. (Canada)	267,453	19,429,757
Specialty Chemicals–5.44%
Axalta Coating Systems Ltd.(b)	689,467	20,428,907
Technology Distributors–4.75%
Insight Enterprises, Inc.(b)	323,782	17,814,486
Total Common Stocks & Other Equity Interests (Cost $326,060,692)		370,587,713
Money Market Funds–1.41%
Invesco Government & Agency Portfolio, Institutional Class, 2.23%(e)	1,847,670	1,847,670
Invesco Liquid Assets Portfolio, Institutional Class, 2.32%(e)	1,318,768	1,319,295
Invesco Treasury Portfolio, Institutional Class, 2.15%(e)	2,111,623	2,111,623
Total Money Market Funds (Cost $5,278,291)		5,278,588
TOTAL INVESTMENTS IN SECURITIES–100.12% (Cost $331,338,983)		375,866,301
OTHER ASSETS LESS LIABILITIES–(0.12)%		(453,911)
NET ASSETS–100.00%		$375,412,390

Investment Abbreviations:
REGS	– Regulation S
See accompanying notes which are an integral part of this schedule.
Invesco Select Companies Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at July 31, 2019 represented 4.08% of the Fund’s Net Assets.
(d)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of July 31, 2019 represented 1.80% of the Fund’s Net Assets. See Note 2.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2019.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Select Companies Fund

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2019
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$355,279,209	$15,308,504	$—	$370,587,713
Money Market Funds	5,278,588	—	—	5,278,588
Total Investments	$360,557,797	$15,308,504	$—	$375,866,301
NOTE 2—Investments in Other Affiliates
The Investment Company Act of 1940, as amended (the "1940 Act"), defines an "affiliated person" as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the nine months ended July 31, 2019.
	Value 10/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 07/31/19	Dividend Income
Performant Financial Corp.	$ 11,496,568	$–	$–	$ (4,753,389)	$–	$ 6,743,179	$–
Invesco Select Companies Fund